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                                 ONE FUND, INC.

                        SUPPLEMENT DATED AUGUST 29, 2002
                    TO THE PROSPECTUS DATED NOVEMBER 1, 2001

We have made the following changes to the ONE Fund ("the Fund") prospectus:

On August 28, 2002, the ONE Fund's Board of Directors, including the independent directors, voted to approve a Plan of Liquidation and Dissolution. The Board further determined that the Fund should be closed to new purchases and existing shareholders should be given an opportunity to vote of the matter of liquidation of the Fund.

Therefore, the Fund will not accept any new purchases of fund shares after September 10, 2002. Shareholders of record as of September 10, 2002 will be provided additional information regarding the Fund's liquidation and dissolution, and will be afforded the opportunity to vote on the liquidation at a later date.